Exhibit 99.3

Second Quarter 2014 July 29, 2014

2 Cautionary Notice Regarding Forward - Looking Statements This press release contains “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 , including, without limitation, statements about future financial and operating results, ability to realized deferred tax assets, cost savings, enhanced revenues, economic and seasonal conditions in our markets, and improvements to reported earnings that may be realized from cost controls and for integration of banks that we have acquired, as well as statements with respect to Seacoast’s objectives, expectations and intentions and other statements that are not historical facts . Actual results may differ from those set forth in the forward - looking statements . Forward - looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward - looking statements . You should not expect us to update any forward - looking statements . You can identify these forward - looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “support”, “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “further”, “point to,” “project,” “could,” “intend” or other similar words and expressions of the future . These forward - looking statements may not be realized due to a variety of factors, including, without limitation : the effects of future economic and market conditions, including seasonality ; governmental monetary and fiscal policies, as well as legislative, tax and regulatory changes ; changes in accounting policies, rules and practices ; the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and liabilities ; interest rate risks, sensitivities and the shape of the yield curve ; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet ; and the failure of assumptions underlying the establishment of reserves for possible loan losses . The risks of mergers and acquisitions, include, without limitation : unexpected transaction costs, including the costs of integrating operations ; the risks that the businesses will not be integrated successfully or that such integration may be more difficult, time - consuming or costly than expected ; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected ; the risk of deposit and customer attrition ; any changes in deposit mix ; unexpected operating and other costs, which may differ or change from expectations ; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees ; increased competitive pressures and solicitations of customers by competitors ; as well as the difficulties and risks inherent with entering new markets . All written or oral forward - looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10 - K for the year ended December 31 , 2013 under “Special Cautionary Notice Regarding Forward - Looking Statements” and “Risk Factors”, and otherwise in our SEC reports and filings . Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC’s Internet website at http : //www . sec . gov .

3 Q2 2014 Financial and Strategic Highlights Financial Highlights • Total revenues up $842 thousand linked quarter or over 15% annualized • Average loans outstanding increased $30.6 million linked quarter or over 9% annualized • Adjusted net income up 18% linked quarter* • Asset quality improvement results in $1.4 million provision for loan loss recapture Strategic Highlights • Completed implementation of $1.9 million in annualized expense reductions in Q2, $3.4 million annualized year to date • Announced additional $1.8 million in annualized core expense savings implemented in Q4 for legacy cost reductions (primarily branch consolidations) • Reinvestment of $748 thousand year to date in new customer acquisition strategies (digital delivery and marketing/data analytics) * Non - GAAP measure, excludes merger related legal and professional fees and other non core expenses (See Appendix for reconcilia tion to GAAP)

4 Consistent Loan Growth In All Portfolios • Total loans increased 5% year over year to $1.3 billion • Commercial originations of $ 53 million in Q2, $ 16 million higher than Q1 • Residential production of $61 million, a 54% increase over Q1 • Average Commercial loan size of $524 thousand originated in 2014, showing discipline in building diversification 604 598 632 637 653 662 664 672 675 682 2Q13 3Q13 4Q13 1Q14 2Q14 Total Loans ............................................................................................................................. ... ............. ($ in millions) Commercial Consumer $1,266 $1,304 $1,312 $1,263 $1,335

5 Consistent Growth In Low Cost Deposits • A verage noninterest bearing demand deposits were up $50 million, or 11 % compared with prior year • Total average deposits increased $19 million linked quarter • Average noninterest bearing demand deposits were up 21% linked quarter annualized • Non - interest bearing and low - cost deposits increased to 86% of total average deposits 456 455 463 481 506 981 969 1,008 1,035 1,041 302 289 283 270 259 2Q13 3Q13 4Q13 1Q14 2Q14 Average Deposit Balances ............................................................................................................................. ... .......... ($ in millions) Non-Interest Bearing Low Cost Deposits Time Deposits $1,739 $1,752 $1,787 $1,714 $1,806

6 Funding Costs Continue To Decline • Cost of funding continues to approach zero • Improved deposit mix lowers total cost of deposits by 3 bps compared to Q2 2013 • Ending noninterest bearing demand deposits increased to 28% of total deposits 16 15 14 14 13 36 36 35 33 33 2Q13 3Q13 4Q13 1Q14 2Q14 Funding Costs ................................................................................................... (in bps) Deposit Costs Interest-Bearing Liabilities

7 Net Interest Margin Improves By 3 Bps, While Net Interest Income Improves Significantly • Net interest income increased $502 thousand linked quarter • Net interest margin improves 3 basis points from Q1 • Average loan outstandings up $31 million linked quarter or 9% annualized $16,172 $16,872* $16,336 $16,277 $16,779 3.12% 3.25%* 3.08% 3.07% 3.10% Q2-2013 Q3-2013 Q4-2013 Q1-2014 Q2-2014 Net Interest Income and Net Interest Margin ……………………………................................................................................... Net Interest Income Net Interest Margin * Includes $505 thousand recovery of non - accrual loan interest

8 Non - Interest Income • Non - interest income increased $338 thousand from Q1, or 6% • Interchange fees were up $111 thousand, or 8% linked quarter • Improved sales in mortgage banking resulted in a $194 thousand or 29% increase in mortgage banking fees from Q1 1,641 1,741 1,778 1,507 1,484 1,256 1,075 728 661 855 1,038 1,050 1,154 1,050 1,113 419 283 215 254 340 1,388 1,358 1,394 1,403 1,514 594 580 697 683 590 2Q13 3Q13 4Q13 1Q14 2Q14 Non - Interest Income ............................................................................................................................. ... ............. ($ in thousands) Service Charges on Deposits Mortgage Banking Fees Wealth Management Income Marine Finance Interchange Income Other $6,336 $5,966 $5,558 $6,087 $5,896

9 Non - Interest Expense* • Higher commissions (salaries and benefits) from increased mortgage banking production and brokerage revenue in Q2 • Higher than expected healthcare claims (salaries and wages) in Q2 expected to slow in second half of 2014, in line with prior year • Investment of $748 thousand year to date in new customer acquisition strategies (marketing and salaries and wages) 9,715 9,246 9,645 9,594 9,668 1,631 1,657 1,586 1,695 1,811 2,671 2,747 2,746 2,702 2,798 685 456 749 813 675 949 874 839 935 924 720 713 451 386 411 2,709 2,398 2,610 2,259 2,513 2Q13 3Q13 4Q13 1Q14 2Q14 Core Operating Expenses ............................................................................................................................. ... ............. ($ in thousands) Salaries and Benefits Data Processing Cost Occupancy / Telephone Marketing Legal and Professional FDIC Other $18,091 $18,626 $19,080 $18,384 $18,800 * Non - GAAP measure, excludes merger related legal and professional fees and other non core expenses (See Appendix for reconcilia tion to GAAP)

Non-Interest Expense*

- Implemented Cost reductions totaling $1.9 million in Q2 (only partially realized)
- Higher commissions from increased mortgage banking production and brokerage revenue combined with higher healthcare claims drove increase in core operating expense in Q2



Core Operating Expenses and FTEs
$19,080
$18,091
$18,626
$18,384
$18,800
517
507
519
514
490
Q2-2013
Q3-2013
Q4-2013
Q1-2014
Q2-2014
Core Operating Expense
FTEs

* Non-GAAP measure, excludes merger related legal and professional fees and other non core expenses (See Appendix for reconciliation to GAAP)

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11 Asset Quality Improvement • Net recoveries of $112 thousand in Q2 • NPLs have declined 35% year over year • Loan loss provision reversal of $1.4 million in Q2 • Nonperforming assets to total assets declined to 1.2%, compared to 2.0% a year ago. $33,266 $28,724 $27,672 $26,220 $21,745 60.36% 71.08% 72.52% 74.26% 83.42% Q2-2013 Q3-2013 Q4-2013 Q1-2014 Q2-2014 NPLs Coverage Ratio NPLs and Coverage Ratio $2,027 $842 $838 $(139) $(112) 0.64% 0.26% 0.26% - 0.04% - 0.03% Q2-2013 Q3-2013 Q4-2013 Q1-2014 Q2-2014 NCOs (Recoveries) NCO Ratio Net Charge - offs and Ratio

12 2014 Initiatives Building Shareholder Value • Successful integration of merger agreement with The BANKshares , Inc. • Continued reduction of legacy costs and operational expense • Prudent investment of balance sheet liquidity • Focus on customer acquisition and diversified lending Growing Our Franchise • Enhance customer experience through reinvestment in branch network • Leverage investments in marketing and data analytics

13 Appendix

14 Net Income - GAAP to Non - GAAP Reconciliation: Presented below is net income excluding adjustments for merger related legal and professional fees and other non core expenses. The Company believes that these results of operations are a more meaningful depiction of the underlying fundamentals of its business and overall performance. (1) Non - GAAP Measure (Dollars in thousands) Second Quarter 2014 First Quarter 2014 Fourth Quarter 2013 Third Quarter 2013 Second Quarter 2013 Net Income Available to Common Shareholders (GAAP) $1,918 $2,299 $588 $44,204 $2,017 Tax benefit related to deferred tax asset recovery (42,993) Severance 181 212 0 24 10 Legal and professional fees for acquisition and expense initiatives 1,348 6 0 0 0 Security losses (gains) 0 (17) 0 (280) (114) Miscellaneous losses 144 0 190 0 0 Recovery of prior legal fees 0 0 (350) 0 (650) Recovery of non-accrual loan interest 0 0 0 (505) 0 Net loss on OREO and repossessed assets 92 53 0 229 493 Asset dispositions expense 118 128 180 159 111 Effective tax rate on adjustments (811) (148) (8) 144 - Adjusted Net Income (1) $2,990 $2,533 $600 $982 $1,867 Adjusted Earnings per diluted share (1) $0.12 $0.10 $0.03 $0.05 $0.10 Average shares outstanding 25,998 25,657 21,558 19,098 18,936

15 Non - Interest Expense - GAAP to Non - GAAP Reconciliation: Presented below are non - interest expenses excluding adjustments for merger related legal and professional fees and other non core expenses. The Company believes that these results of operations are a more meaningful depiction of the underlying fundamentals of its business and overall performance. (Dollars in thousands) Second Quarter 2014 First Quarter 2014 Fourth Quarter 2013 Third Quarter 2013 Second Quarter 2013 Noninterest Expense: Salaries and wages $7,587 $7,412 $8,077 $7,533 $7,892 Employee benefits 2,081 2,182 1,568 1,713 1,823 Outsourced data processing costs 1,811 1,695 1,586 1,657 1,631 Telephone / data lines 306 293 325 318 325 Occupancy expense 1,888 1,838 1,824 1,824 1,775 Furniture and equipment expense 604 571 597 605 571 Marketing expense 675 813 749 456 685 Legal and professional fees 924 935 839 874 949 FDIC assessments 411 386 451 713 720 Amortization of intangibles 196 196 196 195 197 Other 2,317 2,063 2,414 2,203 2,512 Total Core Operating Expense 18,800 18,384 18,626 18,091 19,080 Severance and organizational changes 181 212 0 24 10 Legal and professional fees for acquisition and expense initiatives 1,348 6 0 0 0 Miscellaneous losses 144 0 190 0 0 Recovery of prior legal fees 0 0 (350) 0 (650) Net loss on OREO and repossessed assets 92 53 0 229 493 Asset dispositions expense 118 128 180 159 111 Total $20,683 $18,789 $18,646 $18,503 $19,044

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